                                                                    Exhibit 10.1

             EVALUATION, RESEARCH AND COMMERCIALIZATION AGREEMENT


          THIS EVALUATION, RESEARCH AND COMMERCIALIZATION AGREEMENT (the "Agreement"), effective as of November 6, 1998 (the "Effective Date"), is entered by and between GenPharm International, Inc., a wholly owned subsidiary of Medarex, Inc., a New Jersey corporation, with a principal place of business at 1545 Route 22 East, Annandale, New Jersey 08801 (together "Medarex"), and Novartis Pharma AG, a corporation organized and existing under the laws of Switzerland with a principal place of business at Lichtstrasse 35, CH-4002 Basel, Switzerland ("Novartis").


                                  BACKGROUND

     A. Medarex is the sole and exclusive owner of certain transgenic Mice (as defined below) useful for the preparation of fully human monoclonal antibodies;

     B. Novartis desires to use the Mice to evaluate their utility for the development of fully human monoclonal antibodies against specific antigens and Medarex is willing to provide Mice to Novartis for such evaluation, and to grant to Novartis a non-exclusive evaluation license for such use;

     C. Novartis wishes to acquire from Medarex an option to acquire exclusive research and/or commercial licenses under the Medarex Technology (as defined below) for the use of the Mice to prepare and use monoclonal antibodies against specific antigens, and subject to the availability of such license rights with regard to particular antigens, Medarex is willing to grant such licenses, on the terms and conditions herein; and

     D. On even date herewith, Novartis and Medarex have entered into a Stock Purchase Agreement pursuant to which Novartis has agreed to purchase shares of Medarex common stock.

     NOW, THEREFORE, Medarex and Novartis agree as follows:

1.   DEFINITIONS

          1.1  "Affiliate" shall mean any corporation or other entity which is
                ---------
directly or indirectly controlling, controlled by or under the common control with Novartis or Medarex. For the purpose of this Agreement, "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

          1.2  "Antibody" shall mean a human monoclonal antibody with binding
                --------
affinity for an Antigen, obtained by Novartis or a Sublicensee through the use of nucleic acid or cells derived from one or more of the Mice.

          1.3  "Antigen" shall mean, as further specified in Article 3.1.1
                -------
hereof, any protein or carbo-hydrate and/or any fragment, peptide and/or epitope thereof, used by Novartis to immunize Mice in connection with the Evaluation.

          1.4  "Approval" shall mean all approvals, licenses, registrations and
                --------
authorizations of all governmental agencies in a country necessary for the manufacture, use or sale of a Product in the applicable country.

          1.5  "Biological License Application" or "BLA" shall mean Biological
                ------------------------------      ---
License Application as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, and any corresponding foreign application, registration or certification.

          1.6     "Confidential Information" shall mean, subject to the
                   ------------------------
provisions of Article 9 hereof, (i) any proprietary or confidential information or material in tangible form disclosed hereunder that is marked as "Confidential" at the time it is delivered to the receiving party, or (ii) proprietary or confidential information disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within thirty (30) days by the disclosing party.

          1.7     "Control" or "Controlled" shall mean possession of the ability
                   -------      ----------
to grant the licenses provided for herein, without violating the terms of any agreement or other arrangement with any third party.

          1.8     "Europe" shall mean (a) the Member States of the European
                   ------
Union as of the Effective Date, and such other countries as may in the future join the European Union, in each case for so long as such country remains a member of the European Union, and (b) Switzerland and Norway.

          1.9     "Evaluation" shall mean the immunization of Mice conducted by
                   ----------
Novartis in the Evaluation Period in connection with its assessment of the usefulness of the Mice to produce Antibodies.

          1.10    "Evaluation Period" shall mean the period commencing on the
                   -----------------
Effective Date and continuing until the earlier of (i) the fifth anniversary of the Effective Date, or if extended pursuant to Section 2.9, the tenth anniversary of the Effective Date, or (ii) the termination of the Agreement.

          1.11    "IND" shall mean an Investigational New Drug application, as
                   ---
defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding foreign application, registration or certification.

          1.12    "Medarex Technology" shall mean the Patent Rights and Know
                   ------------------
How.

          1.12.1  "Know How" shall mean the Confidential Information and Mice
                   --------
owned or Controlled by Medarex as of the Effective Date and during the Evaluation Period and transferred to Novartis by Medarex necessary for the exercise of the Patent Rights, including, without limitation, technical data, protocols and methods and processes. For the avoidance of doubt, the Know How does not include any Patent Rights.

          1.12.2  "Patent Rights" shall mean all United States and foreign
                   -------------
patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations, supplementary protection certificates and the like, and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) owned or Controlled by Medarex and during the Evaluation Period, in each case, which claims an invention which is necessary for the use of the Mice to prepare the Antibodies or to develop, produce, make, have made, import, have imported, use, offer for sale and sell the Antibodies.

          1.13    "Mice" shall mean [*****]
                   ----

          1.14    "Mice Materials" shall mean any parts or derivatives of the
                   --------------
Mice, including without limitation, cells, hybridomas, genes, DNA sequences or other biological materials derived directly or indirectly from the Mice. For the avoidance of any doubt, Mice Materials shall not include Antibodies or means or methods used by Novartis to produce them.

          1.15    "MRC Agreement" shall mean that certain License Agreement
                   -------------
entered by the Medical Research Council, Institute of Animal Physiology and Genetics Research of Babraham Hall and Marianne Bruggemann and GenPharm International, Inc., effective October 1, 1993.

          1.16    "Net Sales" shall mean [*****]
                   ---------

          1.17    "Phase I", "Phase II"and "Phase III" shall mean Phase I (or
                   -------    --------      ---------
Phase I/II), Phase II, and Phase III clinical trials, respectively, in each case as prescribed by the U.S. Food and Drug Administration or the clinical trial phases corresponding to these Phases as they may be prescribed by a corresponding foreign entity.

          1.18    "Product" shall mean any product for the diagnosis,
                   -------
prophylaxis or treatment of human disease containing one or more Antibodies, or a portion thereof.

          1.19    "Stock Purchase Agreement" shall mean that certain Stock
                   ------------------------
Purchase Agreement entered by Medarex and Novartis of even date herewith.

          1.20    "Special Antigen" shall have the meaning set forth in Section
                   ---------------
3.4 below.

          1.21    "Sublicensee" shall mean a third party to whom Novartis has
                   -----------
granted a license or sublicense, as the case may be, to make, have made, import, use, sell, offer for sale or otherwise exploit Products in the Territory. As used in this Agreement, "Sublicensee" shall also include a third party to whom Novartis has granted the right to distribute a Product.

          1.22    "Territory" shall mean all countries of the world.
                   ---------

2.   EVALUATION

          2.1     Evaluation.  Medarex will provide Mice to Novartis for use
                  ----------
during the Evaluation Period to allow Novartis to immunize the Mice for the purpose of determining whether Novartis wishes to obtain a research license and/or commercial license with respect to one or more specific Antigens as provided in Sections 4.1 or 4.2. Novartis agrees that during the Evaluation Period the Mice will be used solely for the purpose of conducting the Evaluation and for no other purpose.

          2.2     Provision of Mice.  Each year during the Evaluation Period,
                  -----------------
Medarex shall provide Novartis with up to [*****] Mice per year. Medarex shall provide Novartis with approximately [*****] Mice per month; provided, with at least three (3) months prior notice by Novartis, Medarex shall provide Novartis with up to [*****] Mice per month, subject to the annual maximum of [*****] Mice. If any Mice delivered by Medarex die of natural causes before commencement of the relevant immunization protocol or for any reason during the immunization protocol, they shall be replaced without cost by Medarex, provided that their death was not due to Novartis' misfeasance or negligence, or the mice were rendered unusable by a failure by Novartis to commence immunization of the Mice [*****]

          2.3     Evaluation License. Subject to the terms and conditions of
                  ------------------
this Agreement, [*****]

          2.4     Ownership.
                  ---------

          2.41    Mice.  Title to the Mice and, subject to the options and
                  ----
licenses granted in Articles 3 and 4, the Mice Materials, shall at all times remain with Medarex.

          2.42    Intellectual Property.
                  ---------------------

                  (a)  [*****]

                  (b)  [*****]

          2.5    Limited Use.  Novartis shall only grant access to the Mice to
                 -----------
those of its employees who require such access for the performance of this Agreement. Novartis shall not breed Mice, use them for any purpose other than the conduct of the Evaluation, or transfer them to any other person or entity or to any place other than Novartis facilities. Novartis shall not make any effort, directly or indirectly, to clone or otherwise reproduce the Mice by any means, sexual or asexual. In no event shall Novartis transfer the Mice to any person or entity without the prior written approval of Medarex.

          2.6    Care in Use of Mice.  It is understood and agreed that the Mice
                 -------------------
are experimental in nature and may have unknown characteristics and Novartis therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of the Mice, and to maintain the Mice under suitable containment conditions in compliance with all applicable national, state and local laws, regulations, rules and ordinances.

          2.7    Records.  Novartis will prepare and maintain complete and
                 -------
accurate written records of all uses made of the Mice and the Mice Materials, and copies of such records will be furnished to Medarex, upon Medarex's request, to the extent such records are reasonably required under this Agreement; provided, however, that Medarex shall maintain such records and the information contained therein in strict confidence in accordance with Article 9 hereof, and shall not use such records or information except to the extent permitted by this Agreement.

          2.8    Third Party Royalties.  [*****]
                 ---------------------

          2.9    Extension Period.  [*****]  All purchase of Medarex stock shall
                 ----------------
be made in accordance with the Stock Purchase Agreement.

3.   OPTIONS

          3.1    Antigen Availability.
                 --------------------

          3.1.1  Antigen Identification.  At any time during (i) the Evaluation
                 ----------------------
Period, or (ii) the term of the applicable research license for a particular Antigen, Novartis may notify Medarex that it wishes to acquire an exclusive research and/or commercial license to use Mice to prepare Antibodies with respect to a particular Antigen identified by Novartis. Each Antigen shall be a specific molecular target or biochemical entity, in the case of defined proteins or polypeptides (including glyco- or lipo-proteins or carbohydrates), the term Antigen shall cover the entire molecule and not be limited to sub-parts, fragments, peptides, or epitopes thereof, and the parties shall agree on a description of such Antigen, but normally such Antigens will be defined as full-length translation products of specific genes.

          3.1.2  Notice of Availability; Notice Date.  [*****]
                 -----------------------------------

          3.1.3  License Fee.  [*****]
                 -----------

          3.1.4  Unavailability. In the event that Medarex notifies Novartis
                 --------------
that exclusive rights are not available with regard to a particular Antigen and provides Novartis with the necessary written evidence therefor, Novartis shall have no further license or other rights with regard to such Antigen unless otherwise agreed in writing by the parties.

          3.2    Option for Research Licenses.  [*****]
                 ----------------------------

          3.3    Option for Commercial Licenses.  [*****]
                 ------------------------------

          3.4    Special Antigens.  [*****]
                 ----------------

          3.5    Acknowledgment.  It is understood that, subject to Section 3.1
                 --------------
above, Novartis may, at its discretion, elect for each Antigen (i) to initially enter into an exclusive research license prior to entering into an exclusive commercial license, or (ii) to enter into a commercial license without previously entering a research license with respect to such Antigen.

4.   LICENSES

          4.1    Research Licenses.
                 -----------------

          4.11   Grant.  If Novartis elects to exercise its option to acquire a
                 -----
research license with respect to a particular Antigen pursuant to Section 3.2, subject to the terms and conditions of this Agreement, Medarex shall grant to Novartis [*****]

          4.1.2  Research License Term.
                 ---------------------

                 (a)  [*****]

                 (b)  [*****]

                 (c)  [*****]

                 (d)  [*****]

          4.1.3  Termination of Rights.  [*****]
                 ---------------------

          4.2    Commercial License.
                 ------------------

          4.2    Grant.  If Novartis elects to exercise its option to acquire a
                 -----
commercial license with respect to a particular Antigen pursuant to Section 3.3, subject to the terms and conditions of this Agreement, Medarex shall grant to Novartis the following licenses, on an Antigen-by-Antigen basis:

                 (a)  [*****]

                 (b)  [*****]

          4.2.2  Sublicenses.  [*****]
                 -----------

          4.3    Retained Rights; No Further Rights.  Only the license granted
                 ----------------------------------
pursuant to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be granted or created by implication, estoppel or otherwise. It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize the Mice itself or with third parties for any uses, other than those for which Novartis has been granted licenses under this Agreement.

          4.4    Use of Mice.  Any use of the Mice by Novartis or its
                 -----------
Sublicensees pursuant to a license granted pursuant to Section 4.1 or 4.2 shall be subject to the provisions of Sections 2.4, 2.5, 2.6 and 2.7.

          4.5    Patent Filings.  [*****]
                 --------------

          4.6    [*****]

          4.7    Termination of Rights.  Novartis may terminate the commercial
                 ---------------------
license for any Antigen at any time with immediate effect by giving written notice to Medarex. Following the termination of the applicable commercial license Novartis shall have no further license rights under the Medarex Technology with respect to the Antigen and Antibodies against such Antigen subject to such commercial license.

          4.8    Technical Assistance.  In connection with any research or
                 --------------------
commercial license granted Novartis hereunder, Medarex shall, at Novartis' request, provide reasonable agreed assistance to enable Novartis to practice the licenses granted herein, including, but not limited to, advice about vectors and processes that may be suitable for the large scale and/or commercial scale production of Antibodies. [*****]

5.   CONSIDERATION

          5.1    Equity Purchase. On the Effective Date, Novartis shall purchase
                 ---------------
from Medarex two million dollars ($2,000,000) of Medarex common stock at a price equal to [*****] On the first anniversary of the Effective Date of this Agreement, Novartis shall purchase from Medarex one million dollars ($1,000,000) of Medarex common stock at a price equal to [*****] All purchase of Medarex stock shall be made in accordance with the Stock Purchase Agreement.

          5.2    Research License Fees.
                 ---------------------

          5.2.1  Initial Fee.  [*****]
                 -----------

          5.2.2  Extension Fee.  [*****]
                 -------------

          5.2.3  [*****]

          5.3    Commercial License Fees.
                 -----------------------

          5.3.1  Per Antigen.  [*****]
                 -----------
          5.3.2  Credit for Research License Extension Fee.  [*****]
                 -----------------------------------------

          5.4.3  Milestone Payments.
                 ------------------

          5.4.1  Milestones.  [*****]
                 ----------

          5.4.2  Backup Agreement Compounds and Agreement Products.  [*****]
                 -------------------------------------------------

          5.4.3  Multiple Products to the Same Antigen.  [*****]
                 -------------------------------------

          5.4.4  Reports.  Within ten (10) business days of the occurrence of
                 -------
any event which would trigger a milestone payment according to Section 7.2 above, Novartis shall inform Medarex of such occurrence.

          5.5    Invoicing.  The payments to be made to Medarex under Sections
                 ---------
5.2, 5.3 and 5.4 shall be paid by Novartis upon presentation of an invoice to Novartis by Medarex. Payment on each such invoice shall be made no later than
(i) the due date, or (b) thirty (30) days after receipt of the corresponding invoice, whichever is later.

          5.6    Royalties.
                 ---------

          5.6.1  Royalty on Net Sales.  [*****]
                 --------------------

          5.6.2  Royalty Term.  [*****]
                 ------------

          5.6.3  Third Party Royalties.  [*****]
                 ---------------------

6.   PAYMENTS

          6.1    Timing of Royalty Payments.  All royalties due to Medarex shall
                 --------------------------
be paid within sixty (60) days after the last day of the calendar quarter in which they accrue.

          6.2    Payment Method.  All amounts due Medarex hereunder shall be
                 --------------
paid in U.S. dollars by wire transfer in immediately available funds to an account designated by Medarex. [*****]

          6.3    Currency; Foreign Payments.  If any currency conversion shall
                 --------------------------
be required in connection with the payment of any royalties hereunder, such conversion shall be made by using the exchange rate for the purchase of U.S. dollars reported by the Chase Manhattan Bank on the last business day of the calendar quarter to which such royalty payments relate. If at any time legal restrictions prevent the prompt remittance of any royalties owed on Net Sales in any jurisdiction, Novartis may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Medarex, and Novartis shall have no further obligations under this Agreement with respect thereto.

          6.4    Taxes.  All royalty amounts required to be paid to Medarex
                 -----
pursuant to this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States ("Withholding Taxes"). At Medarex's request, Novartis shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist Medarex to obtain the benefit of any applicable tax treaty.

7.   REPORTS AND RECORDS

          7.1    Royalty Reports.  Novartis shall deliver to Medarex within
                 ---------------
sixty (60) days after the last day of each calendar quarter in which Products are sold a report setting forth in reasonable detail the calculation of the royalties payable to Medarex for such calendar quarter identifying, by country and Product, the Products sold by Novartis and its Affiliates and Sublicensees, and the calculation of Net Sales and royalties due to Medarex.

          7.2    Inspection of Books and Records.  Novartis and its Affiliates
                 -------------------------------
and Sublicensees shall maintain accurate books and records, which enable the calculation of royalties payable hereunder to be verified. Novartis and its Affiliates and Sublicensees shall retain the books and records for each quarterly period for five (5) years after the submission of the corresponding report under Section 6.1 hereof. Upon thirty (30) days prior notice to Novartis, independent accountants selected by Medarex and reasonably acceptable to Novartis, may have access to the books and records of Novartis and its Affiliates and Sublicensees during normal business hours to conduct a review or audit, solely, however, to the extent necessary for the purpose of verifying the accuracy of Novartis' payments and compliance with this Agreement. [*****]

8.   DILIGENCE

          8.1    Reasonable Efforts.  [*****]
                 ------------------

          8.2    Reports to Medarex.  During the term of this Agreement,
                 ------------------
Novartis shall keep Medarex informed of its development and commercialization activities subject to this Agreement, and on January 31 of each year shall provide Medarex with a written summary of such events and activities in the preceding year. When the registration package requesting Approval for commercial sale of any Product receives Approval in the U.S., Europe and Japan, Novartis will notify Medarex in writing within ten (10) business days thereof.

          8.3   Regulatory Filings.  [*****]
                ------------------


9.   CONFIDENTIALITY

          9.1   Confidential Information.  Except as expressly provided herein,
                ------------------------
the parties agree that for five (5) years after the disclosure of any Confidential Information by one of the parties to the other hereto pursuant to this Agreement, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement such Confidential Information, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

          (i) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

          (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

          (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

          (iv) was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

          (v) was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

          9.2   Permitted Use and Disclosures.  Each party hereto may use or
                -----------------------------
disclose information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

          9.3   Public Disclosure.  Except as otherwise required by law, neither
                -----------------
party shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of such press release or public disclosure. Each party shall submit any such press release or public disclosure to the other party, and the receiving party shall have ten (10) business days to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld. If the receiving party does not respond within such ten (10) business day period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing party's prior review and comment.

          9.4   Confidential Terms.  Except as expressly provided herein, each
                ------------------
party agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided, disclosures may be made as required by securities or other applicable laws, or on a strict need to know basis to actual or prospective investors, or to a party's accountants, attorneys and other professional advisors.

10.  REPRESENTATIONS AND WARRANTIES

          10.1   Medarex.  Medarex represents and warrants that:  (i) it is a
                 -------
corporation duly organized validly existing and in good standing under the laws of the State of New Jersey; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Medarex; (iii) it is the sole and exclusive owner of all right, title and interest in the Mice; (iv) it has the right to grant the rights and licenses granted herein; and (v) [*****]

          10.2   Novartis.  Novartis represents and warrants that:  (i) it is a
                 --------
company duly organized validly existing and in good standing under the laws of Switzerland; and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Novartis.

          10.3   Disclaimer of Warranties.  THE MICE ARE PROVIDED "AS IS", AND
                 ------------------------
EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, MICE MATERIALS, ANTIBODIES, OR MEDAREX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

          10.4   Disclaimer.  Nothing in this Agreement is or shall be construed
                 ----------
as:

                (a) A warranty or representation by Medarex as to the validity or scope of any claim or patent within the Patent Rights;

                (b) A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patent rights or other intellectual property right of any third party;

                (c) An obligation to bring or prosecute actions or suits against third parties for infringement of any of the Patent Rights; or

                (d) Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Medarex or third parties, regardless of whether such patents or other rights are dominant or subordinate to any patent within the Patent Rights.

          10.5  Limitation of Liability.  [*****]
                -----------------------

11.  INTELLECTUAL PROPERTY

          11.1  Novartis Patent Rights.  Novartis shall be responsible, at its
                ----------------------
expense, for the preparation, filing, prosecution and maintenance of the patent applications and patents owned by or on behalf of Novartis claiming Antibodies and/or Products ("Novartis Technology") in countries selected by Novartis, and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto.

          11.2  Medarex Patent Rights.  Medarex shall be responsible, at its
                ---------------------
expense, for the preparation, filing, prosecution and maintenance of the Patent Rights and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extensions relating thereto.

          11.3  Novartis' Failure to Prosecute.  In the event that Novartis
                ------------------------------
declines to file or, having filed, declines to further prosecute and maintain any patent applications or patents subject to Section 11.1 above, Novartis shall provide Medarex notice thereof prior to the expiration of any deadline relating to such activities, but in any event at least thirty (30) days prior notice, and Medarex shall have the right to file, prosecute and maintain such patent applications or patents in the name of Novartis, at Medarex's expense, using counsel of its choice.

          11.4  Cooperation.  Novartis will keep Medarex reasonably informed and
                -----------
will respond to all reasonable requests for information made by Medarex, with regard to Novartis' activities pursuant to Section 11.1 above. Likewise, Medarex will keep Novartis reasonably informed and will respond to all reasonable requests for information made by Novartis with regard to Medarex's activities pursuant to Section 11.2 above as they relate to the licensed Antibodies and Products.

          11.5  Infringement Claims.  If the manufacture, importation, sale or
                -------------------
use of the Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Medarex or Novartis, such party shall promptly notify the other party hereto. The defendant shall keep each other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.

12.  DISPUTE RESOLUTION

Subject to Section 15.7, Medarex and Novartis agree that any dispute or controversy arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach thereof, shall be settled by binding arbitration in New York, New York, United States of America, under the then-current Rules of Commercial Arbitration of the American Arbitration Association by one (1) arbitrator appointed in accordance with such Rules. The arbitrators shall determine what discovery will be permitted, based on the principle of limiting the cost and time which the parties must expend on discovery; provided, the arbitrators shall permit such discovery as they deem necessary to achieve an equitable resolution of the dispute. The decision and/or award rendered by the arbitrator shall be written, final and non-appealable and may be entered in any court of competent jurisdiction. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party. The costs of any arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the parties. Each party shall bear the cost of its own attorneys' fees and expert fees.

13.  INDEMNIFICATION

          13.1  Medarex.  [*****]
                -------

          13.2  Novartis. [*****]
                --------

          13.3  Procedure.  In the event that any Indemnitee intends to claim
                ---------
indemnification under this Article 13 it shall promptly notify the other party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and settlement thereof. The Indemnitees shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 13. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give.

14.  TERM AND TERMINATION

          14.1 Term. The term of this Agreement shall commence on the Effective Date. Unless earlier terminated as provided in this Article 14, this Agreement shall continue in full force and effect on a country-by-country and Product-by-Product basis until there are no remaining royalty payment obligations in a country, at which time the Agreement shall expire in its entirety in such country. Following the completion of the payment of all royalties due with respect to a particular Product, Novartis shall have a fully paid, royalty-free license under the Know-How to commercialize such Product.

          14.2    Termination for Cause.  In the event one party has materially
                  ---------------------
breached or defaulted in the performance of any of its obligations hereunder, and such breach or default has continued for sixty (60) days after written notice thereof was provided to the breaching or defaulting party by the non-breaching or non-defaulting party, the other party may terminate this Agreement. Any termination shall become effective at the end of such sixty (60) day period unless the breaching or defaulting party has cured any such breach or default prior to the expiration of the sixty (60) day period. Notwithstanding the above, in the case of a failure to timely pay any amounts due hereunder, the period for cure of any subsequent breach or default following notice thereof shall be thirty (30) days and, unless payment is made within such period the termination shall become effective at the end of such period.

          14.3    Termination for Insolvency.  If voluntary or involuntary
                  --------------------------
proceedings by or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty
(60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.

          14.4    Effect of Termination.  For the avoidance of doubt, the
                  ---------------------
following provisions of 14.4.1 through 14.4.5 apply to termination under Sections 14.2 and 14.3 above.

          14.4.1  Accrued Rights and Obligations.  Termination of this Agreement
                  ------------------------------
for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of, or default under, this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any such breach.

          14.4.2  Return of Confidential Information.  Upon any termination of
                  ----------------------------------
this Agreement, Novartis and Medarex shall promptly return to the other party all Confidential Information of the other; provided counsel of each party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with Article 9.

          14.4.3  Stock on Hand.  In the event this Agreement is terminated for
                  -------------
any reason, Novartis shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand, subject to Articles 4, 5 and 6 until the first anniversary of the effective date of such termination.

          14.4.4  Return of Mice and Mice Materials.  Upon any termination of
                  ---------------------------------
this Agreement, Novartis shall promptly return to Medarex, or destroy all cultures of the Mice, and any Mice Materials, including, without limitation, all Antibodies and other biological materials derived from Mice, and all cells capable of producing Antibodies, and in the event of such destruction an officer of Novartis shall provide Medarex with written certification thereof.

          14.4.5  Licenses.  The license granted Novartis in this Agreement
                  --------
shall terminate upon any termination of this Agreement and in such event Novartis and its Sublicensees shall cease all development and commercialization of Products. Any license granted Medarex pursuant to Section 4.6 shall remain in effect following any termination of this Agreement.

          14.5  Survival.  Sections 14.4 and 14.5, and Articles 6, 7, 9, 10, 11,
                --------
12, 13 and 15 of this Agreement shall survive termination of this Agreement for any reason.

15.  MISCELLANEOUS

          15.1  Governing Law.  This Agreement and any dispute, including
                -------------
without limitation any arbitration, arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the state of New Jersey, without reference to conflicts of laws principles.

          15.2  Independent Contractors.  The relationship of the parties hereto
                -----------------------
is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

          15.3  Assignment.  Novartis may not assign this Agreement to any third
                ----------
party without the written consent of Medarex, which consent shall not be unreasonably withheld; provided Novartis may assign this Agreement, without Medarex's consent (a) to its Affiliates, and (b) to an entity that acquires all or substantially all of the business or assets of Novartis to which this Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise. Medarex may assign this Agreement.

          15.4  Binding Effect.  This Agreement shall be binding upon and inure
                --------------
to the benefit of the parties and their successors and assigns.

          15.5  Notices.  All notices, requests and other communications
                -------
hereunder shall be in writing and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

     If to Medarex: Medarex, Inc.
               1545 Route 22 East
               Annandale, NJ  08801
               Attn:  President

     If to Novartis:  Novartis Pharma AG
               Lichtstrasse 35
               CH-4002 Basel, Switzerland
               Attn: Legal Department

          15.6  Force Majeure.  Neither party shall lose any rights hereunder or
                -------------
be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

          15.7  Injunctive Relief.  Novartis acknowledges that limitations and
                -----------------
restrictions on its possession and use of Mice and Mice Materials hereunder are necessary and reasonable to protect Medarex, and expressly agrees that monetary damages would be inadequate to compensate Medarex for any violation by Novartis or Novartis of any such limitations or restrictions. The parties agree that any such violation would cause irreparable injury to Medarex and agrees that without resorting to prior mediation or arbitration, and, in addition to any other remedies that may be available in law, in equity or otherwise, Medarex shall be entitled to seek temporary and permanent injunctive relief against any threatened violation of such limitations or restrictions or the continuation of any such violation in any court of competent jurisdiction, without the necessity of proving actual damages or the posting of any bond.

          15.8   Advice of Counsel.  Medarex and Novartis have each consulted
                 -----------------
counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

          15.9   Compliance with Laws.  Each party shall furnish to the other
                 --------------------
party any information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

          15.10  Further Assurances.  At any time or from time to time on and
                 ------------------
after the date of this Agreement, either party shall at the request of the other party hereto (i) deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

          15.11  Export Controls.  Novartis agrees that it will take all actions
                 ---------------
necessary to insure compliance with all U.S. laws, regulations, orders or other restrictions on exports and further will not sell, license or reexport, directly, or indirectly, the Product(s) to any person or entity for sale in any country or territory, if, to the knowledge of Novartis based upon reasonable inquiry, such sale, would cause the parties to be in violation of any such laws or regulations now or hereafter in effect. Novartis agrees to secure from any recipient of Product(s) adequate manually signed written assurances prior to shipment from the United States as are required by the U.S. Export Regulations.

          15.12  Severability.  In the event that any provisions of this
                 ------------
Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

          15.13  Waiver.  It is agreed that no waiver by either party hereto of
                 ------
any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

          15.14  Complete Agreement.  This Agreement, with its Exhibits,
                 ------------------
constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are merged and canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed on behalf of both parties.

          15.15  Use of Name.  Neither party shall use the name or trademarks of
                 -----------
the other party without the prior written consent of such other party.

          15.16  Headings.  The captions to the several Sections and Articles
                 --------
hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

          15.17  Counterparts.  This Agreement may be executed in two
                 ------------
counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

          IN WITNESS WHEREOF, Medarex and Novartis have executed this Agreement by their respective duly authorized representatives.


MEDAREX, INC.                                   NOVARTIS PHARMA AG


By: /s/Lisa N. Drakeman                         By: /s/Paul Herring
    ----------------------------                    ---------------------------

Print Name: Lisa N. Drakeman                    Print Name: Dr. P. Herring
            --------------------                            -------------------

Title: Senior Vice President                    Title: Head of Research
       -------------------------                       ------------------------



GENPHARM INTERNATIONAL, INC.    By: /s/C.S. Morris
                                    -----------------------------

                                    Print Name: C.S. Morris
                                                ----------------------------
                                    Title: Auth. Sign.
                                           ---------------------------------
By: /s/Donald Drakeman
    --------------------------

Print Name: Donald L. Drakeman
            ------------------

Title: Chief Executive Officer
       -----------------------

                              NOVARTIS PHARMA AG

                                      AND

                                 MEDAREX, INC.



                           STOCK PURCHASE AGREEMENT


------------
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "[*****]".